MML SERIES INVESTMENT FUND

Supplement dated December 23, 2005 to the

Statement of Additional Information dated May 1, 2005

This supplement provides new and additional information beyond that contained in the Statement of Additional Information. It should be retained and read in conjunction with the Statement of Additional Information.

The following information supplements the information found on page B-13 in the first paragraph under the heading “Foreign Securities” in the section titled Investment Practices of the Fund and Related Risks:

Investments in Canadian securities are generally limited to 25% of a Fund’s net assets.

The following information replaces similar information found on pages B-21 and B-22 in the section titled Disclosure of Portfolio Holdings:

Public Disclosures

The Funds’ portfolio holdings are currently disclosed to the public through required filings with the SEC and as described below. The Funds file their portfolio holdings with the SEC for each fiscal quarter on Form N-CSR (with respect to each annual period and semi-annual period) and Form N-Q (with respect to the first and third quarters of the Funds’ fiscal year) no later than 60 days after the end of the applicable quarter. Shareholders may obtain the Funds’ Form N-CSR and N-Q filings on the SEC’s Web site at http://www.sec.gov. In addition, the Funds’ Form N-CSR and N-Q filings may be reviewed and copied at the SEC’s public reference room in Washington, D.C. You may call the SEC at 1-800-SEC-0330 for information about the SEC’s Web site or the operation of the public reference room.

The Funds’ most recent portfolio holdings as of the end of February, May, August and November are available on http://www.massmutual.com no earlier than 30 days after the end of each of these respective months. In addition, each Fund’s top ten holdings are made available in quarterly reports and on http://www.massmutual.com as soon as possible after each calendar quarter-end.

The following information supplements the information found on page B-26 under the heading “Disinterested Trustees” in the section titled Management of MML Trust:

Richard W. Greene is Chairman and Trustee of MML Trust

The following information supplements the information found on pages B-26 and B-27 under the heading “Interested Trustees” in the section titled Management of MML Trust:

The information for Stuart H. Reese is hereby deleted.

Robert E. Joyal is Vice Chairman and Trustee of MML Trust.

The information for Toby Slodden found on page B-28 under the heading “Principal Officers” in the section titled Management of MML Trust is hereby deleted.

The following information supplements the information found on pages B-27 and B-28 under the heading “Principal Officers” in the section titled Management of MML Trust:

Kristin Bushard	Vice President of the Trust
1295 State Street

Springfield, MA 01111 Age: 38 Officer since 2005 Officer of 59 portfolios in fund complex

Managing Director (since 2003), MassMutual; Assistant Vice President (2000-2003), Allmerica Asset Management; Vice President (since 2005), MassMutual Select Funds (open-end investment company); Vice President (since 2005), MassMutual Premier Funds (open-end investment company); Vice President (since 2005), MML Series Investment Fund II.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE

SAI L7352-05-1